UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                November 1, 2005
                Date of Report (Date of earliest event reported)

                         COMMERCIAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

   Nebraska                         1-11515                     47-0658852
(State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


          13220 California Street                              68154
            Omaha, Nebraska
   (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (402) 554-9200.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 1, 2005, Commercial Federal Corporation issued a press release announcing that its shareholders have approved its merger with Bank of the West. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)  Exhibits

     The following exhibits are filed herewith:


EXHIBIT NO.     DESCRIPTION OF EXHIBIT

99.1 Press release issued by Commercial Federal Corporation, dated November 1, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COMMERCIAL FEDERAL CORPORATION

Dated: November 2, 2005              By: /s/ David S. Fisher
                                       -----------------------------------------
                                             David S. Fisher
                                             Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

99.1 Press release issued by Commercial Federal Corporation, dated November 1, 2005